SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549




                                FORM 8-K

                             CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of
                  the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)
September 5, 1996

                       HORMEL FOODS CORPORATION
        (Exact name of registrant as specified in its charter)

                                DELAWARE
            (State or other jurisdiction of incorporation)



         1-2402                               41-0319970
(Commission File Number)          (IRS Employer
Identification Number)



1 Hormel Place,   Austin, Minnesota                 55912
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code: (507)
437-5737



Pages: This report contains three (3) pages numbered sequentially from this cover page.


Item 5.  OTHER MATERIALLY IMPORTANT EVENTS



September 5, 1996


Bylaw 5 of the Company's Bylaws has been amended by adding
Paragraphs
B and C. The amendment to the Bylaws outlines the process for bringing business and nominating individuals for election as Directors at the Company's Annual Meeting. The text of new Paragraphs B and C is as follows:


     B.   To  be   properly  brought  before  the  annual
meeting  of
stockholders, business  must be  (1) specified  in the
notice of  the
meeting, (2) directed to be brought before the meeting by
the Board of
Directors or  (3) proposed at the meeting by a stockholder
who (i) was
a stockholder  of record at the time of giving the notice
provided for
in these  Bylaws, (ii)  is entitled  to vote at the meeting, and (iii)
gives prior  notice of  the matter,  which must  otherwise
be a proper
matter for  stockholder action,  in the  manner herein
provided.  For
business to  be properly  brought  before  the  annual
meeting  by  a
stockholder, the stockholder must give written notice to the
Secretary
of the  corporation so  as to  be received  at the principal executive
offices of  the corporation  at least ninety (90) days
before the date
that is  one year  after the prior year's annual meeting.
Such notice
shall set  forth (1)  the name  and record address of the
stockholder,
(2) the  class and  number of  shares of  the corporation
owned by the
stockholder, (3)  a brief  description of  the business
desired to be
brought before  the annual meeting and the reasons for
conducting such
business, and  (4) any  material interest  in  such
business  of  the
stockholder.   The chairman  of the  meeting may refuse to
acknowledge
any proposed business not made in compliance with the foregoing procedure.

     C.   Nominations of persons for election as Directors
may be made
at the  annual meeting  of stockholders  (a) by or at the
direction of
the Board  of Directors  or (b)  by any  stockholder  who
(1)  was  a
stockholder of record at the time of giving of the notice
provided for
in these  Bylaws, (2) is entitled to vote at the meeting and
(3) gives
prior notice  of the  nomination in the manner herein
provided.  For a
nomination to  be properly made by a stockholder, the
stockholder must
give written  notice to  the Secretary  of the corporation
so as to be
received at  the principal  executive offices  of the
corporation  at
least ninety  (90) days  before the  date that  is one  year after the
prior year's  regular meeting.   Such notice shall set forth
(a) as to
the stockholder giving the notice: (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation owned by the stockholder; and (b) as to each person the stockholder proposes to nominate: (i) the name, business address and residence address of the person, (ii) the principal occupation or employment of the person and (iii) the class and number of shares of the corporation's capital stock beneficially owned by the person. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.








                         SIGNATURES



Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                               HORMEL FOODS CORPORATION
                                    (Registrant)




                              By
                                D. J. HODAPP
                                Executive Vice President
                                and Chief Financial Officer




                              By
                                M. J. McCOY
                                Treasurer











Dated:   September 5, 1996